UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 1, 2008
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                              001-16197 22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02     Results of Operations and Financial Condition.

On February 1, 2008, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its fourth quarter of 2007, which ended December 31, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety.

Certain portions of the discussion of the Corporation's fourth quarter and twelve months 2007 net income in the attached earnings release excludes the impact of the securities losses in both periods and accordingly the earnings release contains non-GAAP financial measures. The Corporation believes that by excluding the impact of this item, it provides investors with better insight into the period-over-period operating performance. Management also internally uses this non-GAAP financial measure to evaluate its operating performance on a comparative basis. All such non-GAAP information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared and presented in accordance with GAAP.

The information disclosed under this Item 2.02, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01     Financial Statements and Exhibits.

     (d) Exhibits.

         Exhibit No.        Title
         -----------        -----

         99.1               Press Release dated February 1, 2008.

The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: February 5, 2008             By: /s/ Arthur F. Birmingham
                                        ----------------------------------------
                                    Arthur F. Birmingham
                                    Executive Vice President and Chief Financial
                                    Officer

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                                  EXHIBIT INDEX

         Exhibit No.        Title
         -----------        -----

         99.1               Press Release dated February 1, 2008.